Exhibit 99.1

Copano Energy
IPAA Oil and Gas Investment Symposium
New York, NY

NASDAQ: CPNO
April 2009

Copano Energy

Disclaimer
Statements made by representatives of Copano Energy, L.L.C. (“Copano”) during this presentation will include “forward-looking statements,” as defined in the federal securities laws.
All statements that address activities, events or developments that Copano expects, believes or anticipates will or may occur in the future are forward-looking statements. Underlying these forward-looking statements are certain assumptions made by Copano’s management based on their experience and perception of historical trends, current conditions, expected future developments and other factors management believes are appropriate under the circumstances.
Whether actual results and developments in the future will conform to Copano’s expectations is subject to a number of risks and uncertainties, many of which are beyond Copano’s control. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, then Copano’s actual results may differ materially from those implied or expressed by forward-looking statements made during this presentation. These risks and uncertainties include the volatility of prices and market demand for natural gas and natural gas liquids; Copano’s ability to complete any pending acquisitions and integrate any acquired assets or operations; Copano’s ability to continue to obtain new sources of natural gas supply; the ability of key producers to continue to drill and successfully complete and attach new natural gas supplies; Copano’s ability to retain key customers; the availability of local, intrastate and interstate transportation systems and other facilities to transport natural gas and natural gas liquids; Copano’s ability to access sources of liquidity when needed and to obtain additional financing, if necessary, on acceptable terms; the effectiveness of Copano’s hedging program; unanticipated environmental or other liability; general economic conditions; the effects of government regulations and policies; and
other financial, operational and legal risks and uncertainties detailed from time to time in the Risk
Factors sections of Copano’s annual and quarterly reports filed with the Securities and Exchange
Commission.
Copano undertakes no obligation to update any forward-looking statements, whether as a result of new information or future events.

Copano Energy

Introduction to Copano
• Serves natural gas producers in three leading producing
 regions
• Founded in 1992 - built through more than 50 acquisitions
 and major capital projects
Texas
South Texas and
North Texas
Oklahoma
Central and Eastern Oklahoma
Rocky Mountains
Wyoming’s Powder River Basin

Copano Energy

Key Metrics
• Service throughput volumes exceed 2,100,000 MMBtu per day of natural gas(1)
• 6,400 miles of active natural gas gathering and transmission pipelines
• 7 natural gas processing plants with over 1 Bcf/d of combined processing capacity(2)
• Equity market cap: $898 million(3)
• Enterprise value: $1.7 billion(3)
• Copano has outperformed its peer group since IPO with a total return of
 95%(3) compared to the Alerian MLP Total Return Index (AMZX) total return of 16%(3), over the same period.
(1) As of 4Q08. Includes unconsolidated affiliates.
(2) Completion of Saint Jo cryogenic processing plant to replace leased refrigeration plant expected in May 2009.
(3) As of April 15, 2009.

Copano Energy

Copano’s LLC Structure
Characteristic	Typical MLP	Copano Energy	Typical Corporation
Non-Taxable Entity
Tax Shield on Distributions
Tax Reporting
General Partner
Incentive Distribution Rights
Voting Rights
Schedule K-1
Schedule K-1
Form 1099

Copano Energy

Agenda
Throughput
Volume Outlook
Commodity
Prices and
Margin
Sensitivities
Capital Access
Distribution Policy
and Outlook

Copano Service Throughput Volumes
1,500,000
1,200,000
900,000
600,000
300,000
-
Segment Service Throughput (MMbtu/d)
2,300,000
2,000,000
1,700,000
1,400,000
1,100,000
800,000
Total Company Service Throughput (MMbtu/d)
4Q07
1Q08
2Q08
3Q08
4Q08
Oklahoma
Texas
Rocky Mountains
Total Company

7

Copano Energy
• Total service throughput volumes grew 13% from 4Q07 -
 4Q08
 – All three segments participated in year-over-year volume
 growth, with double-digit growth for the Oklahoma and Rocky
 Mountains segments
Total Volume Trends
Note: Includes affiliates, net of intercompany volumes.

Copano Energy

• Rich gas (primarily Hunton de-watering play)
 – Drilling activity reduced, pending increased liquids and natural gas prices and reduced drilling costs
 – 4 rigs running currently in the Hunton and 6 in other rich gas areas
 • 3 additional rigs being considered
 – High BTU gas, processing upgrade and low geologic risk enhance drilling economics, but activity remains subject to market forces
 – Modest increase in 1Q09 volumes vs. 4Q08
• Lean gas
 – Drilling activity reduced, reflecting low natural gas prices and need for lower drilling costs
 – 3 rigs currently running
 • No known additional rigs being added
 – Modest increase in 1Q09 volumes vs. 4Q08
Oklahoma Volume Outlook

Natural Gas Sales Price ($/MMBtu)	Indicative Gross Value of One Mcf at Copano's Facility [1]							
	Rich Gas [2][3]							Lean Gas [4]
	NYMEX Oil Price ($/Bbl)							
	$ 40.00	$ 45.00	$ 50.00	$ 55.00	$ 60.00	$ 65.00	$ 70.00	N/A
$ 2.50	$ 5.85	$ 6.37	$ 6.89	$ 7.42	$ 7.95	$ 8.48	$ 9.02	$ 2.35
$ 3.00	$ 6.10	$ 6.62	$ 7.14	$ 7.67	$ 8.20	$ 8.73	$ 9.27	$ 2.82
$ 3.50	$ 6.36	$ 6.87	$ 7.40	$ 7.92	$ 8.45	$ 8.99	$ 9.53	$ 3.29
$ 4.00	$ 6.62	$ 7.14	$ 7.66	$ 8.19	$ 8.72	$ 9.25	$ 9.79	$ 3.76
$ 4.50	$ 6.89	$ 7.41	$ 7.93	$ 8.45	$ 8.98	$ 9.52	$ 10.06	$ 4.23
$ 5.00	$ 7.16	$ 7.68	$ 8.20	$ 8.73	$ 9.26	$ 9.79	$ 10.33	$ 4.70
$ 5.50	$ 7.44	$ 7.96	$ 8.49	$ 9.01	$ 9.54	$ 10.08	$ 10.61	$ 5.17
$ 6.00	$ 7.73	$ 8.25	$ 8.77	$ 9.30	$ 9.83	$ 10.36	$ 10.90	$ 5.64
$ 6.50	$ 8.03	$ 8.55	$ 9.07	$ 9.60	$ 10.13	$ 10.66	$ 11.20	$ 6.11
$ 7.00	$ 8.33	$ 8.85	$ 9.37	$ 9.90	$ 10.43	$ 10.96	$ 11.50	$ 6.58
$ 7.50	$ 8.64	$ 9.16	$ 9.68	$ 10.21	$ 10.74	$ 11.27	$ 11.81	$ 7.05

Copano Energy
Rich Gas vs. Lean Gas
(1) Full value prior to deduction of Copano’s margin. Excludes value of condensate and crude oil recovered by the producer at the wellhead.
(2) Implied NGL prices are based on a three-year historical regression analysis.
(3) Assumes 9 GPM gas with a Btu factor of 1.375 processed at Copano’s cryogenic plant, and field fuel of 6.25%.
(4) Assumes unprocessed gas with a Btu factor of 1.0 and field fuel of 6%.

Copano Energy

South Texas Volume Outlook
• Small decrease in 1Q09 volumes vs. 4Q08
• Drilling continues in South Texas niche areas
• Upper Gulf Coast intrastate service throughput remains
 strong
• Pending acquisition of Transco McMullen lateral, if approved by FERC, would significantly increase South Texas volumes
• Cautiously optimistic about early drilling in the Eagle Ford
 Shale

Copano Energy

North Texas Volume Outlook
• Drilling activity curtailed; however, recent stabilization of oil prices and downward trend in drilling costs are expected to improve rig counts
• 2 rigs running in gathering area with a 3rd expected in May
• Over 10 wells are awaiting completion and frac
• Leading producer plans to resume drilling in May timeframe, focusing on higher-performing “sweet spots,” and drill 2 wells per month through the remainder of the year
• Completion of Saint Jo plant in May 2009 may attract additional volumes
• Leasing activity continues
• North Texas natural gas has an average GPM of 5.5 and an average Btu of
 1.20 (1.30 net of CO2), which enhances per Mcf netback value, under most market conditions

Copano Energy

Rocky Mountains Volume Outlook
• Bighorn:
 – Two new projects to connect approximately 200 previously drilled wells
 – Timing of dewatering will drive volume levels
 – Development of extensive acreage dedication remains active but will be driven by drilling economics
 – Purchased producer-owned pipeline will allow expansion of gathering system into Montana
• Fort Union:
 – Volumes have increased and should accelerate in 2009 based on new well tie-ins following pipeline and amine treating expansion
• Combined systems:
 – 1Q09 volumes flat vs. 4Q08
 – Blizzard impacted volumes in March and into April

Copano Energy

Commodity Prices and Margin
Sensitivities
Commodity
Prices and
Margin
Sensitivities
Distribution Policy
and Outlook
Capital Access
Throughput
Volume Outlook

Recent Oklahoma Prices
$ per MMbtu
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
10/1/2008
10/15/2008
10/29/2008
11/12/2008
11/26/2008
12/10/2008
12/24/2008
1/7/2009
1/21/2009
2/4/2009
2/18/2009
3/4/2009
3/18/2009
4/1/2009
CPE
Ethane
Sun Posting
Propane+
YTD 2009 Oklahoma Prices
$ per MMbtu
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
1/2/2009
1/9/2009
1/16/2009
1/23/2009
1/30/2009
2/6/2009
2/13/2009
2/20/2009
2/27/2009
3/6/2009
3/13/2009
3/20/2009
3/27/2009
4/3/2009
4/10/2009

Copano Energy
Oklahoma Commodity Prices

Copano Energy

Oklahoma Commercial Update
• Fourth quarter 2008:
 – Total service throughput volumes: 261,000 MMBtu/d(1)
 – Unit margin: $0.77/MMBtu(2)
 – Increasing percentage of contract volumes (approximately 64%)
 contain fee-based components, including volumes subject to minimum margin provisions
 – Approximately 72% of contract volumes are directly correlated with
 NGL prices
• Fourth quarter 2008:
 – 54 days in full processing
 – 38 days in partial ethane rejection(3)
• First quarter 2009:
 – First 7 days in partial ethane rejection(3)
 – Full processing after January 8
(1) Excludes 8,195 MMBtu/d service throughput for Southern Dome, a majority-owned affiliate.
(2) Refers to Oklahoma segment gross margin ($18.4 million) divided by Oklahoma service throughput volumes
 (261,000 MMBtu/d) for the period. See Appendix for reconciliation of Oklahoma segment gross margin.
(3) Ethane rejection at Copano’s Paden plant is limited by nitrogen rejection facilities.

YTD 2009 Texas Prices
$ per MMbtu
$12
$10
$8
$6
$4
$2
$0
1/2/2009
1/9/2009
1/16/2009
1/23/2009
1/30/2009
2/6/2009
2/13/2009
2/20/2009
2/27/2009
3/6/2009
3/13/2009
3/20/2009
3/27/2009
4/3/2009
4/10/2009
Recent Texas Prices
$ per MMbtu
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
10/1/2008
10/15/2008
10/29/2008
11/12/2008
11/26/2008
12/10/2008
12/24/2008
1/7/2009
1/21/2009
2/4/2009
2/18/2009
3/4/2009
3/18/2009
4/1/2009
HSC
Ethane
WTI
Propane+

Copano Energy

Texas Commodity Prices

Copano Energy

Texas Commercial Update
• Fourth quarter 2008:
 – Total service throughput volumes: 679,000 MMBtu/d(1)
 – Unit margin: $0.31/MMBtu(2)
 – Approximately 90% of contract volumes have fee-based components, including volumes subject to minimum margin provisions
 – Approximately 87% of contract volumes directly correlated with NGL prices
• Fourth quarter 2008:
 – 34 days in full processing
 – 14 days in ethane rejection
 – 44 days in conditioning or partial recovery mode
• First quarter 2009:
 – First 8 days in conditioning or partial recovery mode
 – Full processing after January 9
(1) Excludes 92,222 MMBtu/d service throughput for Webb Duval, a majority-owned affiliate.
(2) Refers to Texas segment gross margin ($19.3 million) divided by Texas service throughput volumes (679,000
 MMBtu/d) for the period. See Appendix for reconciliation of Texas segment gross margin.

Copano Energy

Rocky Mountains Commercial
Update
• Fourth Quarter 2008
 – Total service throughput volumes:
 • Consolidated (producer services): 196,000 MMBtu/d
 • Unconsolidated affiliates:
 ▪ Bighorn: 212,500 MMBtu/d
 ▪ Fort Union: 785,800 MMBtu/d
• All Bighorn and Fort Union margins are fixed fee
 – Virtually all producer services margins are fixed margin

- Copano's hedge portfolio supports cash flow stability based on combined segment gross margins and cash hedging settlements

Oklahoma and Texas Segment Gross Margins + Hedge Settlements
$ in millions
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08

Copano Energy

Combined Commodity-Sensitive Segment Margins
and Hedging Settlements
(1) Copano’s hedging program became effective in 1Q07.
(1)

Quarterly Segment Gross Margins plus 2009 Cash Hedge Settlements ($000)			
		Liquid Prices			
		+25%	4/13/2009	-25%	-50%
Natural Gas Prices	+25%	$64,310	$63,208	$61,300	$61,823
	4/13/2009	$66,527	$65,426	$63,796	$62,282
	-25%	$68,745	$67,643	$66,542	$64,922
	-50%	$70,962	$69,861	$68,759	$67,658

Full Recovery

Texas Full Recovery and Oklahoma Ethane Rejection

Ethane Rejection

Copano Energy

Commodity-Related Margin
Sensitivities
Note: Please see Appendix for definitions of processing modes and additional details.
• Matrix reflects 4Q08 wellhead and plant inlet volumes,
 adjusted using Copano’s 2008 planning model
• In conditioning mode, Copano would be indifferent to
 declining liquids prices
(1) Consists of Texas and Oklahoma Segment gross margins.

Copano Energy

Capital Access
Capital Access
Distribution Policy
and Outlook
Commodity
Prices and
Margin
Sensitivities
Throughput
Volume Outlook

- Copano has no need to access capital markets to support currently approved projects
  - At December 31, 2008:

($ in millions)

Sources	
Cash	$ 64
Revolving Credit Facility	$ 330
Total Sources	**$ 394**

Uses	
2009E Expansion Capital[1]	$ 55
McMullen Lateral Acquisition[2]	$ 95
Total Uses	**$ 150**
Remaining Liquidity	**$ 244**
Remaining Liquidity (excl. McMullen)	**$ 339**

- Debt access available - at a price
- Equity access available privately
  - Would only make sense for accretive transactions

Copano Energy

Capital Access
(1) Includes Copano’s net share for unconsolidated affiliates. Does not include future potential acquisitions.
(2) Includes integration costs. The McMullen Lateral acquisition remains subject to FERC approval.

Copano Energy

Liquidity and Debt Facilities
• At December 31, 2008
 – Cash: $64 million
 – $550 million revolving credit facility
 • Approximately $330 million undrawn
 • Remaining term: approximately 3.5 years
 • Currently LIBOR + 150 bps
 – $600 million senior notes
 • $332,665,000 8 ⅛% due 2016
 • $267,750,000 7 ¾% due 2018
 • Weighted average rate: 7.96%
 • Weighted average maturity: 8.5 years

Copano Energy

Key Debt Terms and Covenants
• Senior Secured Revolving Credit Facility
 – $550 million facility with $100 million accordion
 – Maintenance tests:
 • 5x defined EBITDA(1) limitation on total debt
 ▪ 3.34x at December 31, 2008(2)
 • Minimum required interest coverage 2.5x defined EBITDA
 ▪ 3.66x at December 31, 2008
 • Defined EBITDA adds back hedge amortization and other non-
 cash expenses
 – Following an acquisition, Copano may increase total debt to defined EBITDA test to 5.5x for three quarters
(1) See Appendix for reconciliation of defined EBITDA, which is referred to in our credit facility as “Consolidated
 EBITDA.”
(2) If $50 million cash had been used to reduce total debt, defined EBITDA to total debt would have been 3.14x.

Copano Energy

Key Debt Terms and Covenants
• Senior Notes
 – Incurrence tests:
 • Minimum defined EBITDA to interest test of 2.00x for debt incurrence
 • Minimum defined EBITDA to interest test of 1.75x for restricted payments
 • Defined EBITDA is similar to that for credit facility

Copano Energy

Distribution Policy and Outlook
Distribution Policy
and Outlook
Capital Access
Commodity
Prices and
Margin
Sensitivities
Throughput
Volume Outlook

$0.6500
$0.6000
$0.5500
$0.5000
$0.4500
$0.4000
$0.3500
$0.3000
$0.2500
$0.2000
$0.1500
$0.1000
$0.2000
$0.2100
$0.2250
$0.2500
$0.2750
$0.3000
$0.3375
$0.3750
$0.4000
$0.4200
$0.4400
$0.4700
$0.5100
$0.5300
$0.5600
$0.5700
$0.5750
$0.5750
$0.1960
$0.2058
$0.2198
$0.2411
$0.2603
$0.2791
$0.3028
$0.3215
$0.3340
$0.3440
$0.3540
$0.3690
$0.3890
$0.3990
$0.4140
$0.4190
$0.4215
$0.4215
36.4% higher
4Q 2004 (3)
1Q 2005
2Q 2005
3Q 2005
4Q 2005
1Q 2006
2Q 2006
3Q 2006
4Q 2006
1Q 2007
2Q 2007
3Q 2007
4Q 2007
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
CPNO Actual Distributions(1)
Traditional MLP Structure(2)

Copano Energy

Distribution Track Record
• On April 15, 2009, Copano announced a cash distribution for the first quarter of 2009 of $0.575 per unit for all of its outstanding
 Common Units
(1) All pre-1Q 2007 distributions are adjusted to reflect Copano’s 3/30/07 two-for-one unit split.
(2) Assumes generic MLP splits with 10%, 25% & 50% increases in distributable cash flow to LP units resulting in incremental 13%, 23% and 48% increases in the percentage of total distributable cash flow applicable to the GP.
(3) Actual $0.10 distribution per unit was for the period from November 15, 2004 through December 31, 2004.

CPNO vs. 10-yr Treasury(1)
January 18, 2005 - April 13, 2009
Yield Spread (Basis Points)
2,500
2,000
1,500
1,000
500
-
(500)
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09

Copano Energy

Historic Yield Spreads
(1) Daily 10-yr Treasury yield curve rates. Copano distributions are most recent quarter annualized.

Copano Energy

Distribution Outlook
Driver	Potential 2011 - 2012 Annual Incremental Total DCF Impact(1) ($ in millions)	Comments and Risk Factors
Rocky Mountains Volumes	$40 - $55	• Resource play • Drilling activity • Dewatering rates • Fort Union expansion • New projects
Forward Commodity Prices (4Q08 vs. 2012 forward curve with regression based NGL pricing and without hedges)	$70	• Reflects April 2009 forward quotes • Future market conditions
Saint Jo Plant and North Texas Volumes(2)	$10 - $15	• Resource play • Drilling activity • Product prices • New suppliers
Oklahoma Volumes(2)	$25 - $35	• Resource play • Drilling activity • Product prices
(1) Compared to 4Q08 annualized levels. See Appendix for an explanation of how we calculate distributable cash flow and total distributable cash flow.
(2) Reflects April 2009 forward price curves with regression based NGL prices.

Copano Energy

Distribution Outlook
Driver	Potential 2011 - 2012 Annual Incremental Total DCF Impact(1) ($ in millions)	Comments and Risk Factors
Transco McMullen Lateral spin -down and South Texas integration projects(2)	$17 - $26	• FERC approval • Product prices • New attachments
Balance Sheet, Producer Contracts, Vendor Contracts and Other Cost Management	$10 - $15	• Debt management • G&A and O&M efficiencies • Market conditions
Future Acquisitions and Major Projects	TBD	• Opportunities • Execution
(1) Compared to 4Q08 annualized levels. See Appendix for an explanation of how we calculate distributable cash flow and total distributable cash flow.
(2) Reflects April 2009 forward price curves with regression based NGL prices.

Copano Energy

Appendix

Copano Energy
Oklahoma Assets
Appendix

Copano Energy
South Texas Assets
Appendix
(1) The McMullen Lateral acquisition remains subject to
 FERC approval.
(1)

Copano Energy

North Texas Assets
Appendix

Campbell
Crook
Weston
Carbon
Albany
Cheyenne
Copano Energy
Rocky Mountains
Assets
Legend

35

Copano Energy
Rocky Mountains Assets
Appendix

Copano Energy

Processing Modes
• Full Recovery
• Ethane Rejection
• Conditioning Mode
→ Texas and Oklahoma - If the value of
 recovered NGLs exceeds the fuel and gas
 shrinkage costs of recovering NGLs
→ Texas - If the value of recovered NGLs is less
 than the fuel and gas shrinkage cost of
 recovering NGLs (available at Houston
 Central plant and will be available at Saint Jo
 plant in North Texas when completed)
→ Texas and Oklahoma - If the value of ethane
 is less than the fuel and shrinkage costs to
 recover ethane (in Oklahoma, ethane
 rejection at Paden plant is limited by nitrogen
 rejection facilities)
Appendix

Major Drivers of Unit Margins			
% of Service Throughput[(2)]	Fixed Fee	Directly Correlated with Natural Gas Prices	Inversely Correlated with Natural Gas Prices	Directly Correlated with NGL Prices
26.8%		X		X
25.9%	X	X		X
26.7%	X			
11.5%	X		X	X
7.3%			X	X
1.8%		X		
100.0%	64.1%	54.5%	18.8%	71.5%

Copano Energy

Oklahoma Contract Mix
• Fourth quarter 2008 contract mix(1)
Appendix
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries.
(2) Excludes 8,195 MMBtu/d service throughput for Southern Dome, a majority-owned affiliate.

Fourth Quarter 2008 [1]	
	Full Recovery	Ethane Rejection [2]
Bbls/d		
Ethane	2,667	1,652
Propane	2,067	2,037
Isobutane	225	225
N. Butane	696	696
N. Gasoline	(130)	(130)
Condensate [3]	1,113	1,113
MMBtu/d		
Natural Gas	6,379	7,643

Copano Energy

Oklahoma Net Commodity
Exposure
Note: See explanation of processing modes in this Appendix. Values reflect rounding.
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries and quarterly back testing.
(2) Ethane rejection at Paden plant is limited by nitrogen rejection facilities.
(3) Reflects impact of producer delivery point allocations, offset by field condensate collection and stabilization.
Appendix

8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
(1,000)
7,800
7,600
7,400
7,200
7,000
6,800
6,600
6,400
6,200
6,000
5,800
5,600
Net Share of NGLs (Bbls/d)
Net Share of Natural Gas (MMBtu/d)
Full Recovery
Partial Ethane Rejection
Recovery Mode
Condensate
N. Gasoline
N. Butane
Isobutane
Propane
Ethane
Natural Gas

Copano Energy

Oklahoma Net Commodity
Exposure (1)
Appendix
Note: See explanation of processing modes in this Appendix.
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries. Based on 4Q08 daily wellhead/plant inlet volumes.

Quarterly Oklahoma Gross Margin ($000)			
		Liquid Prices			
		+25%	4/13/2009	-25%	-50%
Natural Gas Prices	+25%	$20,008	$17,670	$14,804	$12,574
	4/13/2009	$19,590	$17,251	$14,385	$12,155
	-25%	$19,171	$16,833	$14,495	$11,736
	-50%	$18,753	$16,414	$14,076	$11,738

Full Recovery

Ethane Rejection

Copano Energy

Oklahoma Commodity Price
Sensitivities
• Oklahoma segment gross margins excluding hedge
 settlements
 – Matrix reflects 4Q08 volumes, adjusted using Copano’s 2008 planning model
Appendix

Major Drivers of Unit Margins			
% of Service Throughput[(2)]	Fixed Fee	Directly Correlated with Natural Gas Prices	Inversely Correlated with Natural Gas Prices	Directly Correlated with NGL Prices
68.8%	X		X	X
8.0%	X			
6.7%				X
5.8%	X			X
5.4%	X	X		X
2.9%		X		
2.4%	X	X		
100.0%	90.4%	10.7%	68.8%	86.7%

Copano Energy

Texas Contract Mix
• Fourth quarter 2008 contract mix(1)
Appendix
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries.
(2) Excludes 92,222 MMBtu/d service throughput for Webb Duval, a majority-owned affiliate.

Fourth Quarter 2008 [1]		
	Full Recovery	Ethane Rejection [2]	Full Conditioning [2]
Bbls/d			
Ethane	3,888	593	78
Propane	2,530	1,732	51
Isobutane	639	504	15
N. Butane	702	539	16
N. Gasoline	32	32	27
Condensate [3]	1,605	1,435	927
MMBtu/d			
Natural Gas	(28,529)	(17,557)	62

Copano Energy

Texas Net Commodity Exposure
Note: See explanation of processing modes in this Appendix.
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries. Based on 4Q08 daily wellhead/plant inlet volumes.
(2) Fractionation at Houston Central processing plant permits significant reductions in ethane recoveries in ethane rejection mode and full ethane rejection in conditioning mode. To optimize profitability, plant operations can also be adjusted to partial recovery mode.
(3) At the Houston Central processing plant, pentanes+ may be sold as condensate.
Appendix

10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
Net Share of NGLs (Bbls/d)
5,000
-
(5,000)
(10,000)
(15,000)
(20,000)
(25,000)
(30,000)
Net Share of Natural Gas (MMBtu/d)
Full Recovery
Ethane Rejection
Conditioning
Recovery Mode
Condensate
N. Gasoline
N. Butane
Isobutane
Propane
Ethane
Natural Gas

Copano Energy

Texas Net Commodity Exposure(1)
Appendix
Note: See explanation of processing modes in this Appendix.
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries. Based on 4Q08 daily wellhead/plant inlet volumes.

Quarterly Texas Gross Margin ($000)			
		Liquid Prices			
		+25%	4/13/2009	-25%	-50%
Natural Gas Prices	+25%	$26,875	$20,690	$14,225	$9,557
	4/13/2009	$29,189	$23,003	$16,818	$10,112
	-25%	$31,502	$25,317	$19,131	$12,848
	-50%	$33,815	$27,630	$21,444	$15,259

Full Recovery

Ethane Rejection

Copano Energy

Texas Commodity Price
Sensitivities
• Texas segment gross margins excluding hedge settlements
 – Matrix reflects 4Q08 volumes and operating conditions,
 adjusted using Copano’s 2008 planning model
Appendix

Copano Energy

Rocky Mountains Sensitivities
• Fourth Quarter 2008
 – Adjusted EBITDA volume sensitivity (positive or negative
 impact)
 • Consolidated (producer services): 10,000 MMBtu/d = $59,000
 • Unconsolidated affiliates:
 ▪ Bighorn: 10,000 MMBtu/d = $213,500(1)
 ▪ Fort Union: 10,000 MMBtu/d = $71,000(1)
Appendix
Note: See this Appendix for reconciliation of Adjusted EBITDA. Values reflect rounding.
(1) Impact on Adjusted EBITDA based on Copano’s interest in the unconsolidated affiliate.

- Commodity hedging program supplements cash flow in 2009 through 2011 during less favorable commodity price periods

		2009 Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	4/13/2009	-25%	-50%
Natural Gas Prices	+25%	$17,426	$24,848	$32,270	$39,692
	4/13/2009	$17,749	$25,171	$32,593	$40,015
	-25%	$18,072	$25,494	$32,916	$40,338
	-50%	$18,394	$25,817	$33,239	$40,661

		2010 Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	4/13/2009	-25%	-50%
Natural Gas Prices	+25%	$17,236	$22,449	$27,662	$32,875
	4/13/2009	$17,236	$22,449	$27,662	$32,875
	-25%	$17,236	$22,449	$27,662	$32,875
	-50%	$17,236	$22,449	$27,662	$32,875

		2011 Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	4/13/2009	-25%	-50%
Natural Gas Prices	+25%	$4,843	$9,962	$16,241	$22,520
	4/13/2009	$4,843	$9,962	$16,241	$22,520
	-25%	$4,843	$9,962	$16,241	$22,520
	-50%	$4,843	$9,962	$16,241	$22,520

46

Copano Energy
Hedging Impact
of Commodity Price Sensitivities
Appendix

- 2009 NGLs Hedge Settlement Matrix

	2009 Average Quarterly Hedge Settlements *($ in thousands)*				
Price ($/Gal)	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 2.25	$ (6,945)	$ (4,685)	$ (386)	$ (896)	$ (544)
$ 2.00	$ (5,892)	$ (3,727)	$ (290)	$ (819)	$ 366
$ 1.75	$ (4,838)	$ (2,769)	$ (194)	$ (743)	$ 2,101
$ 1.50	$ (3,784)	$ (1,811)	$ 102	$ (474)	$ 3,844
$ 1.25	$ (2,730)	$ (148)	$ 724	$ 464	$ 5,646
$ 1.00	$ (1,676)	$ 3,014	$ 1,347	$ 1,511	$ 7,467
$ 0.75	$ (116)	$ 6,918	$ 1,970	$ 2,641	$ 9,287
$ 0.50	$ 3,046	$ 10,942	$ 2,593	$ 3,772	$ 11,108
Increments below $0.50	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 0.10	$ 1,265	$ 1,610	$ 249	$ 452	$ 728

Copano Energy

Hedging Impact
Note: All hedge instruments are reported in Copano’s SEC filings. Hedge settlements are based on monthly average
 Mt. Belvieu NGL and NYMEX WTI prices. Positive amounts reflect payments from hedge counterparties under swap and put option instruments. Negative amounts reflect payments to hedge counterparties under swap instruments.
Appendix

- 2010 NGLs Hedge Settlement Matrix

	2010 Average Quarterly Hedge Settlements *($ in thousands)*				
Price ($/Gal)	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 3.00	$ (4,656)	$ (5,386)	$ (689)	$ (1,391)	$ -
$ 2.50	$ (3,698)	$ (4,044)	$ (497)	$ (1,008)	$ 1,707
$ 2.25	$ (3,219)	$ (3,374)	$ (401)	$ (816)	$ 3,336
$ 2.00	$ (2,740)	$ (2,703)	$ (306)	$ (625)	$ 4,964
$ 1.75	$ (2,261)	$ (2,032)	$ 5	$ (184)	$ 6,593
$ 1.50	$ (1,782)	$ (1,361)	$ 484	$ 487	$ 8,222
$ 1.25	$ (1,303)	$ 965	$ 963	$ 1,157	$ 9,851
$ 1.00	$ (824)	$ 3,360	$ 1,442	$ 1,828	$ 11,480
$ 0.75	$ (345)	$ 5,755	$ 1,921	$ 2,499	$ 13,108
$ 0.50	$ 471	$ 8,151	$ 2,400	$ 3,169	$ 14,737
Increments below $0.50	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 0.10	$ 805	$ 958	$ 192	$ 268	$ 652

Copano Energy

Hedging Impact
Note: All hedge instruments are reported in Copano’s SEC filings. Hedge settlements are based on monthly average
 Mt. Belvieu NGL and NYMEX WTI prices. Positive amounts reflect payments from hedge counterparties under swap and put option instruments. Negative amounts reflect payments to hedge counterparties under swap instruments.
Appendix

- 2011 NGLs Hedge Settlement Matrix

	2011 Average Quarterly Hedge Settlements *($ in thousands)*				
Price ($/Gal)	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 3.00	$ (4,704)	$ (5,433)	$ (698)	$ (1,403)	$ -
$ 2.50	$ (3,746)	$ (4,091)	$ (506)	$ (1,019)	$ -
$ 2.25	$ (3,267)	$ (3,421)	$ (410)	$ (828)	$ -
$ 2.00	$ (2,788)	$ (2,750)	$ (314)	$ (636)	$ -
$ 1.75	$ (2,309)	$ (2,079)	$ (218)	$ (445)	$ -
$ 1.50	$ (1,830)	$ (1,408)	$ 38	$ 29	$ -
$ 1.25	$ (1,351)	$ (462)	$ 326	$ 556	$ 686
$ 1.00	$ (872)	$ 1,071	$ 679	$ 1,171	$ 2,315
$ 0.75	$ (393)	$ 3,420	$ 1,350	$ 2,177	$ 3,943
$ 0.50	$ 282	$ 6,678	$ 2,020	$ 3,183	$ 5,572
Increments below $0.50	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 0.10	$ 843	$ 1,303	$ 268	$ 402	$ 652

Copano Energy

Hedging Impact
Note: All hedge instruments are reported in Copano’s SEC filings. Hedge settlements are based on monthly average
 Mt. Belvieu NGL and NYMEX WTI prices. Positive amounts reflect payments from hedge counterparties under swap and put option instruments. Negative amounts reflect payments to hedge counterparties under swap instruments.
Appendix

- 2009 - 2011 Natural Gas Hedge Settlement Matrix

	Average Quarterly Hedge Settlements *($ in thousands)*			
Price ($/MMBtu)	2009 HSC	2009 CPE	2010 HSC	2011 HSC
$ 11.00	$ 2,555	$ -	$ 2,629	$ 2,889
$ 10.00	$ 1,643	$ -	$ 1,717	$ 1,976
$ 9.00	$ 913	$ -	$ 1,069	$ 1,328
$ 8.00	$ 183	$ -	$ 421	$ 680
$ 7.00	$ -	$ -	$ -	$ 32
$ 6.00	$ -	$ 433	$ -	$ -
$ 5.00	$ -	$ 890	$ -	$ -
$ 4.00	$ -	$ 1,346	$ -	$ -

Copano Energy

Hedging Impact
Note: All hedge instruments are reported in Copano’s SEC filings. Hedge settlements are based on first of the month
 Houston Ship Channel and CenterPoint East natural gas prices. Positive amounts reflect payments from hedge counterparties under call and put option instruments.
Appendix

Copano Energy

Limited Liability Company Agreement
• Distributions based on “Available Cash”
 – Cash on hand at the end of a quarter less reserves established by the Board
 – Board may increase or decrease reserves quarterly
• Since IPO and as of December 31, 2008:
 – Initial available cash and reserve at IPO: $20 million
 – Cumulative cash from operations: $382 million
 – Cumulative distributions: $281 million
 – Cumulative reserves established by the Board: $150 million
Appendix

NYMEX Crude Oil (WTI) Forward Strip(1)

USD/Bbl
90
80
70
60
50
40
30
20
10
0
May-09
Nov-09
May-10
Nov-10
May-11
Nov-11
May-12
Nov-12
May-13
Nov-13
May-14
Nov-14

Copano Energy

Oil Price Trends
(1) As of April 13, 2009.
Appendix

NYMEX Natural Gas (HHUB) Forward Strip(1)
10
9
8
7
6
5
4
3
USD/MMBtu
May-09 Nov-09 May-10 Nov-10 May-11 Nov-11 May-12 Nov-12 May-13 Nov-13 May-14 Nov-14

Copano Energy

Natural Gas Price Trends
(1) As of April 13, 2009.
Appendix

Segment Gross Margin and Total Segment Gross Margin

- We define segment gross margin, with respect to a Copano operating segment, as segment revenue less cost of sales. Cost of sales includes the following: cost of natural gas and NGLs purchased from third parties, cost of natural gas and NGLs purchased from affiliates, cost of crude oil purchased from third parties, costs paid to third parties to transport volumes and costs paid to affiliates to transport volumes. Total segment gross margin is the sum of the operating segment gross margins and the results of Copano's risk management activities that are included in Corporate and other. We view total segment gross margin as an important performance measure of the core profitability of our operations. Segment gross margin allows Copano's senior management to compare volume and price performance of the segments and to more easily identify operational or other issues within a segment. The GAAP measure most directly comparable to total segment gross margin is operating income.
- The following table presents total segment gross margin and a reconciliation of total segment gross margin to the GAAP financial measure of operating income:

		Three Months Ended December 31, 2008
		($ in thousands)
Total Segment Gross Margin:		
Oklahoma	$	18,420
Texas		19,256
Rocky Mountains		2,439
Segment gross margin		40,115
Corporate and other		22,126
Total segment gross margin	$	62,241
Reconciliation of Total Segment Gross Margin to Operating Income:		
Operating income	$	18,873
Add: Operations and maintenance expenses		14,272
Depreciation and amortization		16,062
General and administrative expenses		11,743
Taxes other than income		826
Equity in earnings from unconsolidated affiliates		465
Total segment gross margin	$	62,241

Copano Energy

Reconciliation of Non-GAAP
Financial Measures
Appendix

Rocky Mountains
Reconciliation of EBITDA and adjusted EBITDA to net income:

	Three Months Ended December 31, 2008	
Net Income	$	(1,986)
Add: Depreciation and Amortization		3,510
Add: Interest and other financing costs		-
Add: Provision for income taxes		-
EBITDA		1,525
Add: Amortization of difference between the carried investment and the underlying equity in net assets of equity investments		1,755
Add: Copano's share of depreciation and amortization included in equity in earnings from unconsolidated affiliates		5,311
Add: % of equity method investment interest and other financing costs		1,562
Adjusted EBITDA	$	10,153

Copano Energy

Reconciliation of Non-GAAP
Financial Measures
Adjusted EBITDA
• We define EBITDA as net income (loss) plus interest expense, provision for income taxes and depreciation and amortization expense. Because a portion of our net income (loss) is attributable to equity in earnings (loss) from our equity investees (which include Bighorn, Fort Union, Webb Duval and Southern
 Dome), our management also calculates Adjusted EBITDA to reflect the depreciation and amortization expense embedded in equity in earnings (loss) from unconsolidated affiliates. Specifically, our management determines Adjusted EBITDA by adding to EBITDA (i) the amortization expense attributable to the difference between our carried investment in each unconsolidated affiliate and the underlying equity in its net assets, (ii) the portion of each unconsolidated affiliate’s depreciation and amortization expense, which is proportional to our ownership interest in that unconsolidated affiliate and (iii) the portion of each unconsolidated affiliate’s interest and other financing costs, which is proportional to our ownership interest in that unconsolidated affiliate.
• External users of our financial statements such as investors, commercial banks and research analysts use EBITDA or Adjusted EBITDA, and our management uses Adjusted EBITDA, as a supplemental financial measure to assess:
 – The financial performance of our assets without regard to financing methods, capital structure or historical cost basis;
 – The ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness;
 – Our operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and
 – The viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities.
• The following table presents a reconciliation of the portion of our EBITDA and Adjusted EBITDA attributable to our Rocky Mountains segment to the GAAP financial measure of net income (loss):
Appendix

Consolidated EBITDA		LTM Ended 12/31/2008
Net Income		$ 58,212,949
Plus:	Distributions received from unconsolidated affiliates	25,829,866
	Equity losses of unconsolidated affiliates	465,221
Less:	Equity earnings of unconsolidated affiliates	(7,354,591)
	Consolidated Net Income	77,153,445
Plus:	Consolidated interest charges	64,977,814
	Income taxes	1,248,972
	Depreciation and amortization expense	53,153,887
	Non-cash expenses	59,964,077
Less:	Income tax credits	-
	Non-cash income	(5,840,525)
	Consolidated EBITDA	**$ 250,657,670**

Copano Energy

Reconciliation of Non-GAAP
Financial Measures
Consolidated EBITDA
▪ EBITDA is also a financial measure that, with negotiated pro forma adjustments relating to acquisitions completed during the period, is reported to our lenders as Consolidated EBITDA and is used to compute our financial covenants under our senior secured revolving credit facility.
▪ The following table presents a reconciliation of the non-GAAP financial measure of Consolidated EBITDA to the GAAP financial measure of net income
 (loss):
Appendix

Copano Energy

Definitions of Non-GAAP
Financial Measures
Distributable Cash Flow and Total Distributable Cash Flow
▪ We define distributable cash flow as net income plus: (i) depreciation, amortization and impairment expense (but not amortization expense relating to the option component of our risk management portfolio); (ii) cash distributions received from investments in unconsolidated affiliates and equity losses from such unconsolidated affiliates; (iii) provision for deferred income taxes; (iv) the subtraction of maintenance capital expenditures, (v) the subtraction of equity in earnings from unconsolidated affiliates and (vi) the addition of losses or subtraction of gains relating to other miscellaneous non-cash amounts affecting net income for the period, such as equity-based compensation, mark-to-market changes in derivative instruments, and our line fill contributions to third-party pipelines and gas imbalances. Maintenance capital expenditures are capital expenditures employed to replace partially or fully depreciated assets to maintain the existing operating capacity of our assets and to extend their useful lives, or other capital expenditures that are incurred in maintaining existing system volumes and related cash flows.
▪ We define total distributable cash flow as distributable cash flow plus amortization expense of the option component of our risk management portfolio.
▪ Distributable cash flow and total distributable cash flow are significant performance metrics used by senior management to compare basic cash flows generated by us (prior to the establishment of any retained cash reserves by our Board of
 Directors) to the cash distributions we expect to pay our unitholders. Using these metrics, management can quickly compute the coverage ratio of estimated cash flows to planned cash distributions. Distributable cash flow and total distributable cash flow are also important non-GAAP financial measures for our unitholders because they serve as indicators of our success in providing a cash return on investment. Specifically, these financial measures indicate to investors whether or not we are generating cash flow at a level that can sustain or support an increase in our quarterly distribution rates. Distributable cash flow and total distributable cash flow are also quantitative standards used throughout the investment community with respect to publicly traded partnerships and limited liability companies because the market value of such entities’ equity securities is significantly influenced by the amount of cash they can distribute to unitholders.
Appendix

Copano Energy
NASDAQ: CPNO
April 2009